Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 19 – SUBSEQUENT EVENTS

During the subsequent period, the Company borrowed approximately $0.05 million and $0.1 million from Yuxiang Qi and an individual, respectively. As of the date of this filing, the Company was in default on the loan from the individual.

In May 2020, the Company prepaid $0.6 million to a related party for service. As of the date of this filing, the Company had balance of prepaid expense to this related party in the amount of $0.37 million.

In March 2020, in relation to a legal proceeding with a vendor, the Company received a notice from the court, pursuant to which certain premises including factory buildings and warehouses would be judicially frozen for a period of three years starting April 2020.

As a result of the COVID-19 outbreak in the first quarter of 2020, the Company has experienced suspension of operations, interruption of supply chain and decline in demand by the Company's customers. The Company's businesses, results of operations, financial position and cash flows were adversely affected in the first quarter of 2020 with continuing impacts on subsequent periods, including but not limited to material negative impact to the Company's total revenues, slower collection of account receivables and significant impairment to the Company's long-lived assets. Because of the risks and uncertainties posed by COVID-19, which are still evolving, the extent of the business disruption and the related financial impact on subsequent periods cannot be reasonably estimated at this time.